UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 12, 2007



                           COUGAR BIOTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            000-51473                                     20-2903204
     (Commission File Number)                 (IRS Employer Identification No.)

                         10990 Wilshire Blvd, Suite 1200
                              Los Angeles, CA 90024
               (Address of principal executive offices) (Zip Code)

                                 (310) 943-8040
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On October 12, 2007, Cougar Biotechnology, Inc. (the "Company") issued a press release relating to results from its ongoing Phase I and Phase II clinical trials of the Company's investigational drug CB7630 (abiraterone acetate). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

 Exhibit No.    Description
-------------   ----------------------------------------------------------------
    99.1        Press release dated October 12, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  COUGAR BIOTECHNOLOGY, INC.



Date:  October 12, 2007           By:      /s/ Charles R. Eyler
                                      ------------------------------------------
                                           Charles R. Eyler
                                           Treasurer and Vice President, Finance

                    INDEX TO EXHIBITS FILED WITH THIS REPORT

 Exhibit No.    Description
-------------   ----------------------------------------------------------------
    99.1        Press release dated October 12, 2007